Securities, 424I - Securities, 424I: 1	Dec. 31, 2024 USD ($)
Securities, 424I Table
Security Class Title	Goldman Sachs Physical Gold ETF
Aggregate Sales Price	$ 192,858,850
Aggregate Redeemed or Repurchased, FY	98,618,493
Aggregate Redeemed or Repurchased, Prior FY	106,594,597
Redemption Credits	(12,354,240)
Net Sales	$ 0
Fee Rate	0.01531%
Amount of Registration Fee	$ 0
Fee Note	There is $73,776.14 in filing fee previously paid in connection with unsold securities to be carried forward.